SUP-0140-1119

AB Multi-Manager Alternative Fund

(the “Fund”)

Supplement dated November 15, 2019 to the Prospectus dated July 31, 2019 (the “Prospectus”) of AB Multi-Manager Alternative Fund.

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The following supplements the information contained in the Prospectus:

On November 7, 2019, AXA S.A. (“AXA”) announced the secondary public offering of 144,000,000 shares of common stock (the “Offering”) of AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA Equitable is the parent company of the Fund’s investment manager (the “Investment Manager”). The sale of these shares to an underwriter in connection with the Offering closed on November 13, 2019. In addition, as part of the Offering, AXA Equitable has agreed to repurchase 24,000,000 of the 144,000,000 shares of common stock of AXA Equitable from the underwriter. Following the Offering, AXA’s ownership of the outstanding shares of common stock of AXA Equitable decreased from approximately 39.1% as of November 6, 2019 to approximately 10.1%. AXA noted in its announcement that most of its remaining shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021.

This transaction may be deemed to involve the divesture of a controlling block (over 25%) of AXA Equitable’s outstanding voting securities, and AXA will no longer own a controlling interest in AXA Equitable. Accordingly, this transaction may be deemed to result in the indirect transfer of a “controlling block” of voting securities of the Investment Manager and an “assignment” causing a termination of the Fund’s current investment advisory agreement.

Consequently, the investment advisory agreement approved by the Fund’s Board at a meeting held on July 24, 2018 and at a subsequent shareholder meeting has become effective and existing investment advisory services will continue uninterrupted.

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This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0140-1119